                UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of Earliest Event Reported):        FEBRUARY 7, 2006


                          VALERA PHARMACEUTICALS, INC.
               (Exact Name of Registrant as Specified in Charter)



          DELAWARE                     000-51768               13-4119931
(State or Other Jurisdiction of  (Commission File Number)   (I.R.S. Employer
Incorporation or Organization)                            Identification Number)





 7 CLARKE DRIVE, CRANBURY, NEW JERSEY                            08512
(Address of Principal Executive Offices)                       (Zip Code)


                                 (609) 235-3000
              (Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


   [ ] Written communications pursuant to Rule 425 under the Securities Act

   [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act

   [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

   [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

In connection with the initial public offering (the "IPO") of the common stock, par value $0.001 (the "Common Stock") of Valera Pharmaceuticals, Inc. (the "Company"), described in Item 8.01 below, and the corresponding concurrent conversion of the Company's Series A Convertible Preferred Stock ("Series A Preferred"), Series B Convertible Preferred Stock ("Series B Preferred") and Series C Convertible Preferred Stock (collectively with the Series A Preferred and Series B Preferred, the "Old Preferred Stock") into shares of Common Stock, and upon prior approval by the Company's Board of Directors (the "Board") and stockholders, the Company filed an amended and restated certificate of incorporation (the "Amended and Restated Certificate of Incorporation") with the Secretary of State of Delaware, effective as of 12:01 am, February 7, 2006. Among the other changes to the Company's previous Certificate of Incorporation effected by the Amended and Restated Certificate of Incorporation are: (i) the elimination of all provisions relating to the Old Preferred Stock; (ii) the confirmation of the authorized capitalization of the Company of 30,000,000 shares of Common Stock and 5,000,000 shares of undesignated preferred stock;
(iii) establishing a classified Board; and (iv) removes the provision permitting stockholders to act by written consent. The form of Amended and Restated Certificate of Incorporation was filed as Exhibit 3.3 to Amendment No. 5 to the Company's Registration Statement on Form S-1 filed with the SEC on January 17, 2006 and incorporated herein by reference.

In connection with the IPO and the prior approval of the Board and the Company's stockholders, the Amended and Restated Bylaws of the Company ("Revised Bylaws") became effective which amended and restated the Company's existing bylaws in their entirety. The Revised Bylaws include, among other things, revisions that:
(i) allow for special meetings of stockholders to be called by the chairman of the Board, the president of the Company, or by a majority of the Board but not by the stockholders; (ii) establish advance notice procedures with respect to stockholder proposals and nomination of candidates for election as directors other than nominations made by or at the direction of the Board or a committee of the Board; and (iii) permit the use of electronic transmissions to provide notice to stockholders who have consented to the use of such form of electronic transmission. The form of Revised Bylaws was filed as Exhibit 3.5 to Amendment No. 5 to the Company's Registration Statement on Form S-1 filed with the SEC on January 17, 2006 and incorporated herein by reference.

ITEM 8.01  OTHER EVENTS.

On February 7, 2006, the Company issued a press release in which it announced the closing of its IPO of 3,750,000 shares of Common Stock at $9.00 per share. Concurrent with the closing, Banc of America, one of the lead-managers in the offering, partially exercised its over-allotment option and purchased an additional 112,500 shares. The resulting total of 3,862,500 shares of common stock issued by the Company in its initial public offering generated gross proceeds of approximately $34.8 million. Total net proceeds to the Company are expected to be approximately $30.3 million after underwriting commissions and legal, auditing and printer fees, as well as other miscellaneous expenses associated with the offering. In connection with the offering, the underwriters have a 30-day option to purchase up to an additional 450,000 shares of Common Stock from the Company to cover over-allotments, if any.

A copy of the press release announcing the closing of the IPO is attached as
Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.


ITEM 9.01. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS




 (c) Exhibit No.                                               Description
 ---------------    -------------------------------------------------------------------------------------------------
        3.1         Amended and Restated Certificate of Incorporation (incorporated herein by reference to Exhibit
                    3.3 of Amendment No. 5 to the Company's Registration Statement on Form S-1 (Registration No.
                    333-123288) filed with the SEC on January 17, 2006).

        3.2         Amended and Restated Bylaws (incorporated herein by reference to Exhibit 3.5 of Amendment No. 5 to the Company's Registration Statement on Form S-1 (Registration No. 333-123288) filed with the
                    SEC on January 17, 2006).

       99.1         Press Release issued February 7, 2006.



                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                              VALERA PHARMACEUTICALS, INC.



Date:  February 10, 2006                       By: /s/  Andrew T. Drechsler
                                                  ------------------------------
                                                       Andrew T. Drechsler
                                                       Chief Financial Officer

                                INDEX OF EXHIBITS



Exhibit No.                                                   Description
-----------         -----------------------------------------------------------------------------------------------
      3.1           Amended and Restated Certificate of Incorporation (incorporated herein by reference to Exhibit
                    3.3 of Amendment No. 5 to the Company's Registration Statement on Form S-1 (Registration No.
                    333-123288) filed with the SEC on January 17, 2006).

      3.2           Amended and Restated Bylaws (incorporated herein by reference to Exhibit 3.5 of Amendment No. 5 to the Company's Registration Statement on Form S-1 (Registration No. 333-123288) filed with the SEC on January 17, 2006).

     99.1*          Press Release issued February 7, 2006.


--------------
* Filed herewith